UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

NICHOLAS FINANCIAL, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (the “Amendment”) is being filed to amend Nicholas Financial, Inc. (the “Company”) definitive proxy statement for its 2020 Annual General Meeting of Shareholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on July 30, 2020.  The Amendment corrects a scrivener’s error of the last name in the footnote (3) for the table regarding voting shares and ownership of management and principal holders, shown on page 2 of the proxy statement.

No other changes have been made to the previously filed definitive proxy statement, which was filed with the Securities and Exchange Commission on July 30, 2020.  All other items of the Proxy Statement are incorporated herein by reference without change.  Capitalized terms used by not otherwise defined in this Amendment shall have the meanings assigned such terms in the Proxy Statement.  This Amendment should be read in conjunction with the Proxy Statement.

AMENDMENT TO PROXY STATEMENT

The related table with footnotes for voting shares and ownership of management and principal holders, including the updated footnote (3) are shown below:

Name	Number Of Shares	Percentage Owned
Douglas Marohn (1) (2)	70,878	*
Irina Nashtatik (3)	-	*
Kelly Malson (4)	23,672	*
Jeffrey Royal (5)	17,461	*
Robin J. Hastings (6)	12,614	*
Adam K. Peterson (7) (8)	2,056,493	26.4
Jeremy Zhu (9) (10)	607,319	7.8
Magnolia Capital Fund, LP (11)	2,037,513	26.1
The TCW Group, Inc. (12)	607,319	7.8
Westlake Services, LLC (13)	500,000	6.4
Dimensional Fund Advisors LP (14)	501,003	6.4
Renaissance Technologies LLC (15)	523,755	6.7
All directors and officers as a group (7 persons) (16)	2,788,437	35.7

*	Less than 1%
(1)

Mr. Marohn is our President, Chief Executive Officer and Corporate Secretary. Mr. Marohn’s business address is c/o Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)

Includes 8,279 shares of restricted stock vesting in fiscal year 2021, 10,550 shares of restricted stock vesting in fiscal year 2022, and 15,725 shares of restricted stock vesting in fiscal year 2023 and 39 shares of Common Stock held by Mr. Marohn’s spouse.

(3)	Ms. Nashtatik is our Chief Financial Officer.
(4)	Ms. Malson is our former Chief Financial Officer (through November 15, 2019).
(5)	Mr. Royal is Chairman of the Board. His business address is 5420 Nicholas Street, Omaha, Nebraska 68132.
(6)	Mr. Hastings is a director. His business address is c/o Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.
(7)	Mr. Peterson is a director. His business address is 1411 Harney Street, Suite 200, Omaha, Nebraska 68102.
(8)	Includes 2,037,513 shares held of record by Magnolia Capital Fund, LP. Please refer to footnote (10).
(9)	Mr. Zhu is a director. His business address is 865 South Figueroa Street, Los Angeles, CA 90017.
(10)	Includes 607,319 shares held of record by The TCW Group, Inc. and its direct and indirect subsidiaries and Mr. Zhu personally held 2,107 shares of record. Please refer to footnote (12).
(11)

As reported in a Schedule 13D/A filed on March 4, 2020, Magnolia Capital Fund, LP, The Magnolia Group, LLC and Adam K. Peterson share beneficial ownership of such shares.  The Magnolia Group, LLC is the general partner of Magnolia Capital Fund, LP and Mr. Peterson is the managing member of The Magnolia Group, LLC. Mr. Peterson is therefore deemed to be the beneficial owner of the shares of common stock held of record by Magnolia Capital Fund, LP. The business address of Magnolia Capital Fund, LP, The Magnolia Group, LLC and Mr. Peterson is 1411 Harney Street, Suite 200, Omaha, Nebraska 68102.

(12)

The TCW Group, Inc., on behalf of itself and its direct and indirect subsidiaries (collectively, the “TCW Business Unit”), filed a Schedule 13G/A on February 7, 2020. According to the Schedule 13G/A, investment funds affiliated with The Carlyle Group, L.P. (“The Carlyle Group”) hold a minority indirect ownership interest in TCW that technically constitutes an indirect controlling interest in TCW. The principal business of The Carlyle Group is acting as a private investment firm with affiliated entities that include certain distinct specialized business units that are independently operated including the TCW Business Unit. Entities affiliated with The Carlyle Group may be deemed to share beneficial ownership of the securities shown in the table. Information barriers are in place between the TCW Business Unit and The Carlyle Group. The Carlyle Group disclaims beneficial ownership of the shares beneficially owned by the TCW Business Unit and shown in the table. The TCW Business Unit disclaims beneficial ownership of any shares which may be owned or reported by The Carlyle Group and its affiliates.

Mr. Zhu is Managing Director of Sepulveda Management, LLC, an affiliate of the TCW Business Unit and investment adviser registered under the Investment Advisers Act. The business address of the TCW Business Unit is 865 South Figueroa Street, Los Angeles, CA 90017.

(13)	As reported in a Schedule 13G filed on May 8, 2015, the principal business address of Westlake Services, LLC is 4751 Wilshire Boulevard #100, Los Angeles, CA 90010.
(14)

Dimensional Fund Advisors LP filed a Schedule 13G/A on February 12, 2020. According to the Schedule 13G,/A Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act, furnishes investment advice to four investment companies registered under the Investment Company Act, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”), and in certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. According to the Schedule 13G, in its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds; however, all securities reported in such Schedule 13G/A are owned by the Funds. Dimensional Holdings Inc. is the general partner of Dimensional Fund Advisors LP. The principal business address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(15)

As reported in a Schedule 13G filed on February 12, 2020, the principal business address of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation is 800 Third Avenue, New York, NY 10022.

(16)

Represents shares beneficially owned by all directors and officers as a group as of the record date. Includes unvested restricted stock and shares issuable upon the exercise of stock options exercisable within 60 days of the record date, held by the current directors and officers as a group.